Filed Pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Technology Fund

Investor Class HTECX | Institutional Class HTCIX

June 8, 2018

Supplement to the Summary Prospectus dated February 28, 2018

Effective as of May 29, 2018, Ryan C. Kelley became the Portfolio Manager of the Hennessy Technology Fund (the “Fund”), having previously served as Co-Portfolio Manager, and Brian E. Peery is no longer a Portfolio Manager of the Fund.  As a result, the “Portfolio Managers” section of the prospectus is replaced in its entirety as follows:

Portfolio Managers

The Fund’s investment decisions are made by a portfolio management team that is jointly and primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. The portfolio management team comprises Ryan C. Kelley, Portfolio Manager, and Daniel P. Hennessy, Associate Analyst. Mr. Kelley has served as a Portfolio Manager of the Fund since May 2018 and served as a Co-Portfolio Manager of the Fund from February 2017 to May 2018. He has been employed by the Investment Manager since 2012. Mr. Daniel Hennessy has served as an Associate Analyst of the Fund since February 2017 and has been employed by the Investment Manager since 2015.

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